PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Schedule of property and equipment
	December 31,
	2025	2024
Cost:
Computers and peripheral equipment	$7,183	$6,448
Office furniture and equipment	3,191	3,081
Leasehold improvements	14,232	12,586
Capitalized internal-use software	14,727	12,473

Total cost	39,333	34,588
Less: accumulated depreciation and amortization	(27,648)	(25,672)
Property and equipment, net	$11,685	$8,916